                      EXHIBITS FOR S-1 REGISTRATION STATEMENT
                        OF METRO INFORMATION SERVICES, INC.

EXHIBIT 10.7 SECURITY AGREEMENT DATED AS OF APRIL 30, 1996 BY AND BETWEEN CRESTAR BANK AND REGISTRANT.

SECURITY AGREEMENT                                                 [LOGO]

This Security Agreement is made by Metro Information Services, Inc. (the Owner) for the use and benefit of Crestar Bank (the Bank).


1. SECURITY AGREEMENT. In order to induce the Bank from time to time to extend or continue to extend credit to Metro Information Services, Inc. (the Borrower), the Owner (which may include the Borrower) hereby grants the Bank, its successors and assigns, a security interest in the collateral and all proceeds, rents and profits thereof and all revenues from the right to use the collateral as described below (the Collateral) to secure the payment of all present and future indebtedness of every kind and description, however evidenced, of the Borrower to the Bank, whether such indebtedness is direct or indirect, fixed or contingent, liquidated or unliquidated, including any extensions, modifications or renewals thereof (the Indebtedness) and to secure the performance by the Owner of the agreements and warranties contained in this Security Agreement.

2. COLLATERAL. As used in this Security Agreement, the term "Collateral," whether now existing or hereafter acquired, shall mean (check all that are applicable):


IF THE COLLATERAL IS NOT SPECIFICALLY DESIGNATED BY A CHECK MARK, THEN THE OWNER GRANTS THE BANK A BLANKET SECURITY INTEREST.

//  Blanket       All accounts ("Accounts"), inventory ("Inventory"), furniture,
    Security      fixtures and equipment ("Equipment"), general intangibles
    Interest      ("General Intangibles"), instruments, documents and chattel paper, including, without limitation, all goods represented thereby and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds, products, rents and profits thereof (as all such terms are defined in the Uniform Commercial Code).

                       // All or a portion of the Collateral will be attached as a fixture to realty located at

                             -------------------------------------------.


/x/ Accounts      All of the Owner's rights, now existing or arising in the
    and           future, to payment for goods sold or leased or for services
    General       rendered, whether or not earned by performance, and whether or
    Intangibles   not such right to payment is evidenced by an instrument,
                  document or chattel paper (the "Accounts"), together with all interest of the Owner in goods, the sale or lease of which shall have given rise or may give rise to any Account, including Notes Receivable and all of the Owner's personal property, including things in action, all returned goods, reclaimed and repossessed goods, chattel paper, documents, instruments and money, including, without limitation, returned and unearned insurance premiums, tax refunds, contract rights and causes in action of any kind and nature whatsoever ("General Intangibles") and all proceeds and products thereof and all substitutions and replacements therefore.


//  Inventory,    All goods of every nature which are held for sale or
    Accounts,     furnished or are to be furnished under contracts of service
    and General   or sale or lease, supplies, stock-in-trade, all raw
    Intangibles   materials, work-in-process, finished goods, all items of
                  personal property, and all returned, reclaimed and repossessed goods, whether now in the Owner's possession or control, in transit, in storage, or hereafter acquired by way of replacement, substitution, addition or otherwise and all other inventory as defined in the Uniform Commercial
                  Code ("Inventory"), all accounts as defined in the Uniform
                  Commercial Code ("Accounts"). General Intangibles and all proceeds, products, rents and profits thereof.

/x/ Furniture,    All of the Owner's furniture, fixtures, equipment, and
    Fixtures,     leasehold improvements including all equipment as defined
    and           in the Uniform Commercial Code ("Equipment"), and
    Equipment     including, but not limited to, any leases, rental
                  agreements, chattel paper, rental payments and insurance proceeds together with all accessories, accessions, attachments, parts, replacements, substitutions, improvements, repairs installed in or affixed to any Equipment, and all proceeds and produces thereof.

                  // All or a portion of the Collateral will be attached as a fixture to realty located at
                                                      ------------------------
                       ------------------------------------------------------.


//  Equipment     All of the following Equipment or Consumer Goods:
    and
    Consumer
    Goods
                  ______________________________________________________________

                  MAKE   BODY TYPE  YEAR     MODEL    SERIAL NUMBER/MOTOR NUMBER

                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

                  including, but not limited to, any leases, rental agreements, chattel paper, rental payments and insurance proceeds together with all licenses, tires, tools, equipment accessories and other accessions now or hereafter installed in or affixed to the Equipment or Consumer Goods are all substitutions, renewals and replacements thereof, and all proceeds, products, rents and profits thereof.

                  // All or a portion of the Collateral will be attached as a fixture to realty located at
                                                         -------------------
                        ----------------------------------------------------.


// Securities,    The following securities, instruments, including unsecured
   Instruments,   notes secured by deeds of trust or otherwise, certificates of
   Certificates   deposit, documents, including documents of title, documentary
   of Deposit,    drafts, accounts, letters of credit, chattel paper, general
   Documents,     intangibles, including interests in estates and trusts, and
   Chattel Paper, other property described as:
   and General                                -------------------------------
   Intangibles    -----------------------------------------------------------
                  -----------------------------------------------------------
                  -----------------------------------------------------------
                  ---------------------- and all proceeds and products thereof and all substitutions and replacements therefore.

                   The Owner also grants the Bank a security interest in all rights to which an owner of the Collateral is now or may become entitled by virtue of owning such Collateral including, without limitation, interest, cash dividends, stock dividends and stock rights, all of which shall, when received, and upon request by the Bank, be delivered to the Bank with written authority to sell, transfer or rehypothecate the same.

                   If the Collateral includes all rights, title and interest in an Estate or Trust, the security interest shall not apply to any shares of capital stock of Crestar Financial Corporation or any of its affiliates, or to any units of participation in the Bank's Common Trust Fund held by the Estate or Trust, but shall apply to any proceeds from the sale of such stocks and units or cash dividends thereof.

3.  ACCOUNTS.  If the Collateral includes Accounts:
a) The Owner warrants that each and every Account, now owned or hereafter acquired, is a bona fide existing obligation, valid and enforceable against the account debtor, for goods sold or leased and delivered or services rendered in the ordinary course of business; it is subject to no dispute, defense or offset; the Owner has good title in the Account and has full right and power to grant the Bank a security interest in the Collateral;
b) The Owner will immediately notify the Bank of any Account to which the above warranties are or become untrue;
c) The Owner will prepare and deliver to the Bank, at the Bank's request, a listing and aging of all Accounts and any further schedules or information that the Bank may require.
d) The Bank shall have the right at any time to notify account debtors of its security interest in the Accounts and require payments to be made directly to the Bank. The Owner hereby appoints the Bank and any officer or employee of the Bank, as the Bank may from time to time designate, as its attorneys-in-fact for the Owner, to sign and endorse in the name of the Owner, to give notice in the name of the Owner, and to perform all other actions necessary or desirable at the reasonable discretion of the Bank to effect these provisions and carry out the intent hereof, all at the cost and expense of the Owner. The Owner hereby ratifies and approves all acts of such attorneys-in-fact and neither the Bank nor any other such attorneys-in-fact will be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable so long as any Account or General Intangible assigned to the Bank remains unpaid and the Borrower has any Indebtedness to the Bank. The costs of such collection and enforcement, including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Owner whether the same are incurred by the Bank or the Owner;
e) At the option of the Bank, all payments on the Accounts received by the Owner shall be remitted to the Bank in their original form on the day of receipt; all notes, checks, drafts and other instruments so received shall be duly endorsed to the order of the Bank. At the Bank's election, the payments shall be deposited into a special deposit account ("Special Account") maintained with the Bank. The Bank may designate with each such deposit the particular Account upon which payment was made. The Special Account shall be held by the Bank as security for the Indebtedness. Prior to depositing payments on the Accounts into the Special Account, the Owner agrees that it will not commingle such payments with any of the Owner's funds or property, but will hold them separate and apart and in trust for the Bank. The Bank will have the power to withdraw from the Special Account. The Bank may at any time and from to time, in its sole discretion, apply any part of the funds in the Special Account to the Indebtedness whether or not the same is due. Upon full and final satisfaction of the Indebtedness plus termination of any commitment to extend additional funds, the Bank will pay to the Owner any excess funds, whether received by the Bank as a deposit in the Special Account or as a direct payment on any of the Indebtedness;
f) If any of the Owner's Accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Owner will immediately notify the Bank in writing and execute any instruments and take any steps required by the Bank in order that all monies due and to become due under such contracts shall be assigned to the Bank and in order that proper notice be given under the Federal Assignment of Claims Act;
g) The Bank shall not be liable and shall suffer no loss on account of loss or deprivation of any Account due to acts or omissions of the Bank unless the Bank's conduct is willful and malicious, and the Bank shall have no duty to take any action to preserve the Collateral or collect Accounts.
4.  INVENTORY.  If the Collateral includes Inventory:
a) The Owner agrees to maintain books and records pertaining to the Inventory in such detail, form and scope as the Bank shall require. The Owner shall promptly advise the Bank of any substantial changes relating to the type, quality or quantity of the Inventory or any event which would have a material effect on the value of the Inventory or on the security interest granted to the Bank. Upon reasonable notice by the Bank, the Owner shall assemble and make readily available for inspection and examination all of the Inventory and all books and records pertaining to the Inventory at any time;
b) If the Inventory remains in the possession or control of any of the Owner's agents or processors, the Owner shall notify such agents or processors of the Bank's security interest, and upon request, instruct them to hold such Inventory for the Bank's account and subject to the Bank's instructions;
c) The Owner will prepare and deliver to the Bank, at the Bank's request, a listing of all Inventory and such information regarding the Inventory as the Bank may require.
5. SECURITIES, INSTRUMENTS, CERTIFICATES OF DEPOSIT, DOCUMENTS, CHATTEL PAPER AND GENERAL INTANGIBLES. If the Collateral includes securities, instruments, certificates of deposit, documents, chattel paper or general intangibles:
a)     The Owner represents and warrants, as may be applicable, that
       (i) The Owner has good and marketable title to the Collateral. The Collateral is valid and genuine and represents a bona fide, binding, legal obligation of the maker, issuer, or grantor, and all signatures are genuine;
       (ii) The Collateral is in full force and effect and is not in default and no prepayments have been made;
       (iii) The Collateral is not represented by a judgment or any other document not provided to the Bank;
       (iv)   The Collateral is not subject to any assignment, claim, lien, right of setoff or security interest of any other party;
       (v)    Unless otherwise stated, the face amount on the Collateral is the correct amount actually and unconditionally due or to become due according to the terms of the Collateral, and such amount is not disputed or subject to any setoff, credit, deduction, or counterclaim;
       (vi) With respect to the security on the Collateral, the lien or security interest represented thereby is not subject to prior claim, lien, or security interest of any other party, unless otherwise stated herein, or in the document evidencing such security;
       (vii) With respect to the security on the Collateral, it has been properly perfected by the filing or recording of all necessary financing statements, deeds of trust or other documents and the payment of all recording, transfer and other taxes and fees made in the appropriate public offices.
b) At any time, and from time to time, whether before or after default, without notice, and at the expense of the Owner, the Bank in its name or in the name of its nominee or of the Owner, may, but shall not be obligated to:
       (i) Notify the obligors on any Collateral to make payment to the Bank of any or all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral, may collect the same by legal proceedings or otherwise, and may perform any contract or endorse in the name of the Owner any checks, drafts, notes, instruments or other documents which constitute the Collateral;
       (ii) Enter into any extension, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting the Collateral and in connection therewith may deposit or surrender control of the Collateral, accept other property in exchange for the Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for the Collateral may be either applied to any Indebtedness or may be held by the Bank pursuant to the provisions of this Security Agreement;
       (iii) Make any compromise or settlement it deems desirable or proper with reference to the Collateral;
       (iv)   Insure, process and preserve the Collateral;
       (v) Cause the Collateral to be transferred to its name or the name of its nominee;
       (vi) Exercise as to the Collateral all the rights, powers and remedies of an owner.
6. REPRESENTATIONS AND WARRANTIES. The Owner represents and warrants to the Bank as follows:
a) The Owner is and will continue to be the absolute owner of the Collateral and that there are no other liens or security interests affecting the Collateral other than the security interest granted in this Security Agreement except those previously disclosed to the Bank in writing by the Owner, if the Owner is acting in the capacity of trustee, administrator or executor of an estate, such fact shall be disclosed and evidence of capacity shall be provided to the Bank;
b) The Owner will defend the Collateral against the claims and demands of all parties. The Owner will not, without prior written consent of the Bank, grant any security interest in the Collateral and will keep it free from any lien, encumbrance or security interest;
c) The Owner represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, collection, manufacture, storage, treatment, disposal, release or threatened release of any hazardous substance, as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), Superfund Amendments and Reauthorization Act ("SARA"), applicable state laws, or regulations adopted pursuant to either of the foregoing. The Owner agrees to comply with any federal, state or local law, statute, ordinance or regulation, court or administrative order or decree or private agreement regarding materials which requires special handling in collection, storage, treatment or disposal because of their impact on the environment ("Environmental Requirements"). The Owner agrees to indemnify and hold the Bank harmless against any and all claims, losses and expenses resulting from a breach of this provision of this Agreement and the Owner will pay or reimburse the Bank for all costs and expenses for expert opinions or investigations required or requested by the Bank which, in the Bank's sole discretion, are necessary to ensure compliance with this provision of this Agreement. This obligation to indemnify shall survive the payment of this indebtedness and the satisfaction of the Agreement;

d) The Collateral is and will be used or bought for use primarily for the following purpose:
    // personal, family or household;   // farm;     /x/ business;

e) The Owner warrants and represents that all Collateral has been produced in compliance with the Fair Labor Standards Act or other applicable wage and employee law, rule, regulation or order, and that no existing or future liability shall occur as a result thereof. The Owner may contest, in good faith, the applicability of any such law, rule, regulation or order, including prosecuting any appeals, so long as the Bank's interest in the Collateral, in the opinion of the Bank, is not jeopardized thereby;

f) The Owner, if an individual, is above the age of majority and has the legal capacity to enter into this Security Agreement:

g)  If an individual, the Owner's home address is _______________________;

h) The Owner, if a corporation, is duly organized and existing under the laws of Virginia: is duly qualified and in good standing as a foreign corporation in every jurisdiction where such qualification is necessary; the execution and performance of this Security Agreement have been duly authorized by action of its Board of Directors, no action of its shareholders being necessary; the execution and performance of this Security Agreement will not violate or contravene any provisions of law or regulation or its Articles of Incorporation, Shareholder Agreement, By-Laws or other agreements to which it is a party or by which it is bound; and that no consent or approval of any governmental agency or authority is required in making or performing the obligations under this Security Agreement;

i) The Owner, if a partnership, is duly qualified and in good standing to do business in every jurisdiction where such qualification is necessary; the execution and performance of this Security Agreement have been duly authorized by its partners, no further actions of its partners is necessary; the execution and performance of this Security Agreement will not violate or contravene any provisions of law or regulation of its Partnership Agreement or other agreements to which it is a party or by which it is bound; and that no consent or approval of any governmental agency or authority is required in making or performing the obligations under this Security Agreement;

j) If a corporation, partnership or proprietorship, the location of the Owner's principal place of business in Virginia (Jurisdiction) is Virginia Beach (City or County) and it does // does not /x/ have a place of business in another city or county in that jurisdiction (list other jurisdiction if applicable);

k)  The Collateral will be located at 607 Lynnhaven Parkway, Va. Beach, Va.
    23450;

l) The Owner will maintain the Collateral in the above locations. The collateral shall not be moved from the above locations without the prior written consent of the Bank. The Owner must notify the Bank in writing at least 30 days prior to any change of its name, corporate structure or identity;

m) The Owner maintains its books of account and records only at 607 Lynnhaven Parkway, Va. Beach, Va. 23450;


n) All information supplied and statements made to the Bank in any financial or credit statement or application are true, correct, complete, valid and genuine in all material respects.

The Owner further represents (check if applicable)

     // The Collateral is being acquired with funds simultaneously advanced to the Borrower by the Bank, and such funds will be used for no other purpose.

7. COVENANTS.

a) The Owner shall maintain complete and accurate books of account and records, and its principal books of account and records, including all records concerning Accounts and contract rights, shall be kept and maintained at the place(s) specified above. The Owner shall not move such books of account and records without giving the Bank at least 30 days prior written notice and executing and delivering to the Bank financing statements satisfactory to the Bank prior to any such move. All accounting records and financial reports furnished to the Bank shall be maintained and prepared in accordance with generally accepted accounting principles consistently applied. It is specifically agreed that the Bank shall have and the Owner hereby grants to the Bank a security interest in all books of account and records of the Owner and shall have access to them at any time for inspection, verification, examination and audit;

b) The Owner shall furnish to the Bank such financial and business information and reports in form and content satisfactory to the Bank as and when the Bank may from time to time require;

c) The Owner, if a corporation, shall maintain its corporate existence in good standing and shall not consolidate or merge with or acquire the stock of any other corporation without the prior written consent of the Bank. If the Owner is a corporation, the Owner shall, at the request of the Bank, qualify as a foreign corporation and obtain all requisite licenses and permits in each jurisdiction where the Owner does business. The Owner shall not discontinue business, liquidate, sell, transfer, assign or otherwise dispose of any of its assets, except with the prior written permission of the Bank, provided, however, that it may sell in the ordinary course of business and for a full consideration in money or money's worth, any product, merchandise or service produced or marketed by it. The Bank's security interest shall attach to all proceeds of all sales or dispositions of the Collateral;


d) The Owner shall maintain all of the Collateral in good condition and repair. The Bank shall have the right to inspect the Collateral at any reasonable time and shall have the right to obtain such appraisals, reappraisals, appraisal updates or environmental inspections as the Bank, in its sole discretion, may deem necessary from time to time.

e) The Owner shall at all times keep insurable Collateral insured against any and all risks, including, without limitation, fire, and such other insurance as may be required by the Bank from time to time; and in such amounts as may be satisfactory to the Bank. The Bank shall be named as Loss Payee on any such insurance policies. Insurance may be purchased from an insurer of the Owner's choice, except as otherwise required by law. The Owner shall pay and discharge all taxes, assessments and charges of every kind prior to the date when such taxes, assessments or charges shall become delinquent and provide proof of such payments to the Bank, upon request. However, nothing contained in this Security Agreement shall require the Owner to pay any such taxes, assessments and charges so long as it shall contest its validity in good faith and shall post any bond or security required by the Bank against the payment. Upon the failure of the Owner to pay such required amounts, the Bank, at its option, and at the Owner's expense, may obtain such insurance or pay such taxes, assessments or charges with the costs or premiums becoming part of the indebtedness at the option of the Bank, such amounts may be payable on demand. Any insurance obtained by the Bank, at its option, may be single or dual interest, protecting its rights, rights of the Owner or joint rights. Any insurance obtained by the Bank may provide, at its option, that such insurance will pay the lesser of the unpaid balance of the indebtedness or the repair or replacement value of the Collateral. The Owner authorizes the Bank to give effect to any of these options without prior notice to Owner or further consent from Owner. No matter which insurance coverage or repayment options the Bank chooses, the collateral will secure payment of these amounts. The Bank may use the proceeds of any insurance obtained by Owner or by the Bank to repair or replace the collateral or, if the Bank elects to do so, to repay part or all of the indebtedness, and the Borrowers will still be responsible to repay any remaining unpaid balance of the indebtedness. Owner assigns to the Bank all amounts payable under the insurance, including unearned premiums, directing the insurer to make payment to the Bank, and Owner appoints us attorney-in-fact to endorse any draft.


f) The Owner will not pledge or grant any security interest in any of the Collateral to anyone except the Bank, or permit any lien or encumbrance to attach to any of the Collateral, or any levy to be made on the Collateral, or any financing statement (except financing statements in favor of the Bank) to be on file against the Collateral.


g) The Owner agrees that it will not permit any return of merchandise, the sale of which gave rise to any of the Accounts, except in the usual and regular course of business.


8. DEFAULT. In addition to any right which the Bank may have to demand payment of the Indebtedness under any other agreement, upon the occurrence of any of the following events of default, the Bank, at its option, may declare any or all of the Indebtedness immediately due and payable and may exercise any and all of the rights and remedies of default of a secured party under the Uniform Commercial Code and other applicable law and all rights provided herein, all of which rights and remedies shall, to the full extent permitted by law, be cumulative;

a) If the Borrower fails to pay when due any indebtedness or shall otherwise be in default under any agreement of the Borrower with the Bank or with Crestar Financial Corporation, or any subsidiary or affiliate of Crestar Financial Corporation, or any subsidiary or affiliate of such subsidiary or affiliate (whether now existing or hereafter organized or acquired); or

b) The failure of the Owner to observe or perform any of the terms or provisions of this Security Agreement, or any such default by the Borrower, any endorser, or any guarantor of any indebtedness of the Borrower to the Bank (a Party); or

c) The breach of any of the Owner's representations or warranties in this Security Agreement or any other agreement with the Bank; or

d) The death, dissolution, merger, consolidation or termination of existence of the Owner or any Party; or

e) The insolvency or inability to pay debts as they mature of the Owner or any Party, or the application for the appointment of a receiver for any of them, or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any of them, or any assignment for the benefit of creditors by or against any of them; or
f) The entry of a judgment against the Owner or any Party or the issuance or service of any attachment, levy or garnishment against the Owner or any Party or the property of any of them or the repossession or seizure of property of the Owner or any Party;

g) Any deterioration or impairment of the Collateral or any part of the Collateral or any decline or depreciation in the value or market value of the Collateral (whether actual or reasonably anticipated), which causes the Collateral, in the judgment of the Bank, to become unsatisfactory as to character or value; or

h) A determination by the Bank that a material adverse change in the financial condition of the Owner or any Party has occurred since the date of this Security Agreement; or
i) The Owner or any Party commits fraud or makes a material misrepresentation at any time in connection with this Security Agreement.
The Bank may require the Owner to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and the Owner. The Bank may take possession of the Collateral without a court order. The Owner shall pay to the Bank on demand all legal expenses and reasonable attorneys' fees (not to exceed 15% of Indebtedness then owed if the Bank is Crestar Bank, N.A. or Crestar Bank MD or 25% of Indebtedness then owned if the Bank is Crestar Bank) if the Bank refers this Security Agreement to an attorney who is not a salaried employee of the Bank, appraisal fees and all expenses incurred or paid by the Bank, in protecting and enforcing the rights of the Bank under this Security
Agreement, including the Bank's right to take possession of the Collateral and its proceeds, and to hold, prepare for sale, sell and dispose of the Collateral. Any required notice by the Bank of sale or other disposition on default, when placed in the mail and addressed to or left upon the premises of the Owner, at the address specified next to the Owner's signature below or such other address of the Owner as may from time to time be shown on the Bank's records, at least ten days prior to such action shall constitute reasonable notice to the Owner.
9. TERM. This Security Agreement shall be a continuing agreement and shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with the Bank and shall apply to any ultimate balance which shall remain due by the Borrower to the Bank;
provided, however, that the Owner may by written notice terminate this Security Agreement with respect to all Indebtedness of the Borrower incurred or contracted by the Borrower or acquired by the Bank after the date on which such notice is personally delivered to or mailed via registered mail and accepted by the Borrower's lending officer.
10. EXECUTION BY MORE THAN ONE PARTY. The term "Owner" as used in this Security Agreement shall, if this instrument is signed by more than one
Party, mean the "Owner and each of them" and each shall be jointly and severally obligated and liable. If any Party shall be a partnership, the agreements and obligations on the part of the Owner shall remain in force and applicable regardless of any changes in the individuals composing the partnership and the term "Owner" shall include any altered or successive partnerships and the predecessor partnerships and their partners shall not be released from any obligation or liability.
11. WAIVERS BY THE OWNER. The Owner hereby waives (1) notice of acceptance of this Security Agreement and of any extensions or renewals of credit by the Bank to the Borrower; (2) presentment and demand for payment of the Indebtedness; (3) protest and notice of dishonor or default to the Owner or to any other party with respect to the Indebtedness; (4) all other notices to which the Owner might otherwise be entitled; and (5) if for business purposes, the benefit of the Homestead Exemption. The Owner further waives any right to require that any action be brought against the Borrower or any other party, to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other party. The Owner further agrees that it shall not be subrogated and will not enforce on its part or behalf any right of action which the Bank may have against the Borrower until every Indebtedness secured under this Security Agreement is paid in full.
12. NO OBLIGATIONS TO EXTEND CREDIT. This contract shall not be construed to impose any obligation on the Bank to extend or continue to extend any credit at any time.
13. INDEMNITY. The Owner agrees to indemnify and hold harmless the Bank and its subsidiaries, affiliates, successors, parents, and assigns and their respective agents, directors, employees, and officers from and against any and all complaints, claims, defenses, demands, actions, bills, causes of action (including, without limitation, costs and attorneys' fees), and losses of every nature and kind whatsoever, which may be raised or sustained by any directors, officers, employees, shareholders, creditors, regulators, successors in interest, or receivers of the Borrower or any third party as a result of or arising out of, directly or indirectly, the Bank extending credit as evidenced by the Indebtedness to the Borrower, and taking the Collateral as security for the Indebtedness, and the Owner further agrees to be liable for any and all judgments which may be recovered in any such action, claim, proceeding, suit, or bill, including any compromise or settlement thereof, and defray any and all expenses, including, without limitation, costs and attorneys' fees, that may be incurred in or by reason of such actions, claims, proceedings, suits, or bills.
14. FINANCING STATEMENTS. The Owner will deliver such instruments of further assignment or assurance as the Bank may from time to time request to carry out the intent of this Security Agreement, and will join with the Bank in executing financing statements and other documents in form satisfactory to the Bank and pay the cost of filing the same, including all recordation, transfer and other taxes and fees, continuation statements and any other documents in any public office deemed advisable by the Bank. The Owner agrees that a carbon, photographic or other reproduction of a financing statement or this Security Agreement shall be sufficient as a financing statement.
15. SUCCESSOR IN INTEREST. This Security Agreement shall be binding upon the Owner, its successors and assigns, and the benefits hereof shall inure to the Bank, its successors and assigns.
16. WAIVER BY THE BANK. The Bank may waive any default or remedy any default without waiving the default remedied or any other period or subsequent default. The Bank's failure to exercise any right or take any action under this Security Agreement shall not constitute a waiver of that or any other right or action.
17. WAIVER OF JURY TRIAL. To the extent legally permissible, the Owner waives all right to trial by jury in any litigation relating to transactions under this Security Agreement, whether sounding in contract, tort or otherwise.
18. GOVERNING LAW. The laws of the jurisdiction in which the Bank is located shall govern the construction of this Security Agreement and the rights and duties of the Owner and Parties.

The undersigned have executed or caused this Security Agreement to be executed, under seal, as of this 1st day of May, 1993.
                                 ---        ---    --

     607 Lynnhaven Parkway             Metro Information Services, Inc.
---------------------------------      --------------------------------
       Street and Number                                Owner

 Virginia Beach, Virginia 23450        By /s/ John H. Fain      JOHN H. FAIN
---------------------------------         -----------------------PRESIDENT
City         State          ZIP              (Name and Title)      (SEAL)

---------------------------------      -------------------------- (SEAL)
       Street and Number                           Owner

---------------------------------      By -----------------------
City         State          ZIP              (Name and Title)
